UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of        January 9, 2001 (April 18, 2000)
  earliest event reported):    --------------------------------


               Angelaudio.com, Inc. (formerly Core Systems, Inc.)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

Nevada                             000-26493                          0390251
------                             ---------                          -------
(State or Other                 (Commission File                  (IRS Employer
Jurisdiction of                      Number)                      Identification
Incorporation)                                                        Number)

1130 West Pender Street, Vancouver, British Columbia, Canada         V6E 4A4
------------------------------------------------------------         -------
(Address of principal executive offices)                            (Zip Code)

                                 (604) 642-6435
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On July 25, 2000 the Registrant filed Amendment No. 1 to Form 8-K filed April 26, 2000. In that Amendment No. 1 to Form 8-K the Registrant reported the following:

          Under a share purchase agreement dated April 26, 2000, the Registrant acquired all of the issued and outstanding common shares of Angelaudio.com, Inc., a private Nevada company. The Registrant issued 2,000,000 common shares at a par value of $0.001 per share to Fanoon Foundation, Chapster Foundation and Freedom Investments Ltd., the former shareholders of Angelaudio. The former shareholders of Angelaudio are at arm's length to the Registrant and its directors and officers.

This statement from the July 25, 2000 Amendment No. 1 to Form 8-K was inaccurate. The following is an accurate report of the Registrant's acquisition of Angelaudio Systems, Inc.:

          Under a share purchase agreement dated April 26, 2000, the Registrant acquired all of the issued and outstanding shares of Angelaudio Systems, Inc., a private Nevada corporation. In exchange for the acquired shares of Angelaudio Systems, Inc., the Registrant issued 2,000,000 shares of its common stock, $0.001 par value, to Franoon Foundation, Chapster Foundation and Freedom Investments Ltd., the former shareholders of Angelaudio Systems, Inc., who are at arm's length to the Registrant, its directors and officers.


Item 5.  Other Events

On July 25, 2000 the Registrant filed Amendment No. 1 to Form 8-K filed April 26, 2000. In that Amendment No. 1 to Form 8-K the Registrant reported that following the Registrant's acquisition of Angelaudio, the Registrant changed its name to Angelaudio.com, Inc. (formerly Core Systems, Inc.) which name change was accepted by the Nevada Secretary of State on April 18, 2000.

This report was inaccurate and should have reported that prior to the Registrant's acquisition of Angelaudio Systems, Inc. (a private Nevada corporation formerly Angelaudio.com, Inc.), the Registrant changed its name to Angelaudio.com, Inc. (formerly Core Systems, Inc.) which name change was accepted by the Nevada Secretary of State on April 18, 2000.

The transaction whereby the Registrant acquired all of the outstanding stock of Angelaudio Systems, Inc. should have occurred in the following manner:

          Under a share purchase agreement dated April 26, 2000, Core Systems, Inc., which prematurely changed its name to Angelaudio.com, Inc., acquired all of the issued and outstanding shares of Angelaudio.com, Inc., a private Nevada corporation which prematurely changed its name to Angelaudio Systems, Inc. In exchange for the acquired shares of Angelaudio.com, Inc., Core Systems, Inc. issued 2,000,000 shares of its common stock, $0.001 par value, to Franoon Foundation, Chapster Foundation and Freedom Investments Ltd., the former shareholders of Angelaudio.com, Inc., who are at arm's length to Core Systems, Inc., its directors and officers.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Angelaudio.com, Inc.
                                            Registrant


DATED: January 9, 2001                      By:/s/ Ian Stuart
                                               --------------
                                                   President